                                                                   EXHIBIT 10.62

                     THE INDUSTRIAL DEVELOPMENT BOARD OF THE

                               CITY OF HUNTSVILLE

                                       TO

                               FIRST ALABAMA BANK,

                                     TRUSTEE



                   __________________________________________

                          FOURTH SUPPLEMENTAL INDENTURE
                   __________________________________________



                           Dated as of October 1, 1993










                                   Prepared by:

                                   Johnnie F. Vann
                                   SIROTE & PERMUTT, P.C.
                                   200 Clinton Avenue West
                                   Suite 1000
                                   P. O. Box 18248
                                   Huntsville, Alabama  35804

     THIS FOURTH SUPPLEMENTAL INDENTURE made and entered into as of October 1, 1993, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE, a public corporation duly organized and existing under the Constitution and laws of the State of Alabama (the "Board"), and FIRST ALABAMA BANK, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out, with its principal office located in the City of Huntsville, Alabama (the "Trustee"), as Trustee under the Mortgage and Indenture of Trust dated as of November 1, 1988 and recorded in Mortgage Book 1593 at page 713 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Original Indenture") between the Board and the Trustee, securing Bonds issued and to be issued as provided therein; and also under that certain First Supplemental Mortgage and Indenture of Trust dated as of February 1, 1993 and recorded in Mortgage Book 1885 at page 138 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "First Supplemental Indenture") between the Board and the Trustee; and also under that certain Second Supplemental Mortgage and Indenture of Trust dated as of March 1, 1993 and recorded in Mortgage 1897 at page 435 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Second Supplemental Indenture") between the Board and the Trustee; and also under that certain Third Supplemental Mortgage and Indenture of Trust dated as of May 1, 1993 and recorded in Mortgage Book 1916 at page 717 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Third Supplemental Indenture") between the Board and the Trustee.

                               W I T N E S S E T H

     WHEREAS, the Board has been organized under, and is authorized by Act No. 648, adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as CODE OF ALABAMA 1975, Sections 11-54-80, ET SEQ., hereinafter referred to as the "Act"), to acquire land and buildings and other improvements thereon and machinery and equipment in order to promote industry, develop trade and further the use of the agricultural products and natural resources of the State of Alabama (the "State") by inducing manufacturing, industrial, commercial and research enterprises to establish new projects in the State or to enlarge and expand existing projects located in the State; and

     WHEREAS, the Board is further authorized by the Act to issue industrial development revenue bonds payable solely from the revenues and receipts derived from the leasing or sale of the land and other improvements so constructed or acquired; and

     WHEREAS, the Board has made the necessary arrangements with MagneTek, Inc., a Delaware corporation (hereinafter called the "Lessee"), for acquiring, expanding and further developing an existing industrial facility which was leased by the Board to Burnett-Nickelson Investments ("BNI") pursuant to that certain Lease Agreement dated as of November , 1988, between the Board and BNI and recorded in Deed Book 725 at page 1127 in the Office of the

Judge of Probate of Madison County, Alabama (the "Original Lease"), as further amended by that certain Amendment to Lease Agreement dated as of February 1, 1993, between the Board and Lessee and recorded in Deed Book 808 at page 134 in the Office of the Judge of Probate of Madison County, Alabama (the "First Amended Lease") and as further amended by that certain Second Amendment to Lease Agreement dated as of March 1, 1993 between the Board and Lessee and recorded in Deed Book 810 at page 602 in the Office of the Judge of Probate of Madison County, Alabama (the "Second Amended Lease") and as further amended by that certain Third Amendment to Lease Agreement dated as of May 1, 1993 between the Board and Lessee and recorded in Deed Book 813 at page 891 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Third Amended Lease")(the Original Lease, First Amended Lease, the Second Amended Lease, and the Third Amended Lease hereinafter referred to as the "Lease"); and

     WHEREAS, BNI assigned all of its right, title and interest under the Original Lease to the Lessee pursuant to that certain Assignment of Lease and Equity in Project dated January 19, 1993, between BNI, as assignor, and the Lessee, as assignee, and recorded in Deed Book 806 at page 483 in the Office of the Judge of Probate of Madison County, Alabama; and

     WHEREAS, the execution and delivery of this Fourth Supplemental Indenture (the "Fourth Supplemental Indenture") (the Original Indenture, First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture hereinafter collectively referred to as the "Indenture") has been, in all respects, duly and validly authorized by resolution adopted by the Board; and

     WHEREAS, Sections 12.01 and 13.01 of the Original Indenture authorizes the supplementing and or modification of the Indenture, with the prior written consent of 70% in aggregate principal amount of the Bonds outstanding, for purposes of identifying more precisely the real estate of equipment, furniture, fixtures or other personal property comprising the Project or any substitutions thereof or additions thereto; and

     WHEREAS, the Board and the Lessee now desire to include additional real property in the Project to further expand and further develop the existing manufacturing facility which will be of the character and accomplish the purposes provided in the Act, the Board has entered into a Fourth Amendment to Lease Agreement dated as of October 1, 1993 (the Lease as further amended by said Fourth Amendment to Lease Agreement is herein called the "Lease"), with the Lessee to allow for the inclusion of additional real property to the Project to further expand and further develop and lease the Project to the Lessee; and

     WHEREAS, the Board and the Lessee have obtained the approval of 70% of the holders of the outstanding bonds authorizing this Fourth Supplemental Indenture; and

     WHEREAS, all acts, conditions and things required by the Constitution and laws of the State of Alabama to happen, exist and be performed precedent to and in the execution and delivery of this Fourth Supplemental Indenture have happened, exist and have been performed as so required, in order to make the Indenture a valid and binding trust indenture for the security of the Bonds in accordance with its terms; and

     WHEREAS, the Trustee has accepted the trusts created by this Fourth Supplemental Indenture and in evidence thereof has joined in the execution hereof; and

     NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

     That in consideration of the premises, of the acceptance by the Trustee of the Trusts hereby created, and to secure the payment of all of the Bonds from time to time outstanding under the Indenture and all indentures supplemental thereto, including this Supplemental Indenture, according to their tenor and effect, and to secure the performance and observance of all the covenants and conditions set forth in the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and in this Fourth Supplemental Indenture, the Board has executed and delivered this Fourth Supplemental Indenture; the Board does hereby grant, bargain, sell, convey, grant a security interest in, and assign to the Trustee and unto its successors in trust, and to its assigns forever for the securing of the performance of the obligations of the Board hereinafter set forth:

                                       I.

     The real property and premises more particularly described on Exhibit "A" attached hereto and made a part hereof, situated in the County of Madison and State of Alabama;

                                       II.

     The Building and all other buildings and improvements now or hereafter constructed or situated on the real property described on Exhibit "A" attached hereto and made a part hereof, and all permits, easements, rights-of-way, contracts, leases, privileges, immunities and hereditaments pertaining or applicable thereto, and all fixtures now or hereafter installed on such real property or in the Building or in any other building or improvement now or hereafter located thereon and owned by the Board, together with all plans and specifications and contracts with architects, contractors and others pertaining to the construction, operation and maintenance thereof.

                                      III.

     All building materials, machinery, equipment, fixtures, fencing, fittings, and personal property of every kind and character used by the Board in the construction of the industrial facility leased to the Lessee and to be located upon the real property located in Madison County, Alabama as more particularly described on Exhibit "A" hereto.

                                       IV.

     All rights, title and interest of the Board in the Lease, and all rentals, revenues and receipts derived or to be derived thereunder (except for payments for indemnification under Section 5.5 of the Lease);

                                       V.

     The moneys on deposit in the Construction Fund and the Bond Fund established under the Indenture and held by the Trustee pursuant to the terms of this Indenture and all earnings derived from such moneys;

                                       VI.

     Any and all other real property of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, hypothecated, assigned or transferred, as and for additional security hereunder by the Board or by anyone in its behalf, or with its written consent to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

                                      VII.

     All proceeds, rentals, income, profits, condemnation awards, insurance proceeds, cash or non-cash, received from any of the foregoing described properties or from insurance and tort claims of any of the foregoing described properties.

     SUBJECT, HOWEVER, to Permitted Encumbrances as defined in the Original Indenture.

     TO HAVE AND TO HOLD all the privileges and appurtenances hereby and hereafter conveyed and assigned, or agreed or intended so to be, to the Trustee and its respective successors in said Trust and assigns forever;

     IN TRUST, NEVERTHELESS, upon the terms and conditions herein set forth for the equal and proportionate benefit, security and protection of the holders and owners of the Bonds issued under and secured by the Indenture without privilege, priority or distinction as to the lien or otherwise of any one Bond over any other Bond by reason or priority in the issue, sale or negotiation thereof or otherwise;


     PROVIDED, HOWEVER, that if the Board, its successors or assigns shall pay or cause to be paid, the principal, interest, and premium, if any, on the Bonds due or to become due thereon, at the times and in the manner mentioned in the Bonds, and shall cause the payments to be made into the Bond Fund as required under Article 9 of the Original Indenture, and shall perform all of the covenants and conditions required of it by the Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions of the Indenture, then upon such final payments the Indenture and the rights hereby and thereby granted shall terminate; otherwise, the Indenture to be and remain in full force and effect.

     THIS FOURTH SUPPLEMENTAL INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds from time to time issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights and interest, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of subject to the terms of the Indenture as supplemented.

                                    ARTICLE I

                                   DEFINITIONS

     All words and phrases defined in Article 1 of the Lease and in the Original Indenture shall have the same meaning in this Fourth Supplemental Indenture.
All terms used herein which are defined in the recitals hereto shall have the meaning there given to them unless the context otherwise requires.

                                   ARTICLE II

                                  CONFIRMATION

     Section 201. CONFIRMATION OF ORIGINAL INDENTURE. As supplemented by this Fourth Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument so that all of the rights, remedies, terms and conditions, covenants and agreements of the Original Indenture shall apply and remain in full force and effect with respect to this Fourth Supplemental Indenture.

                                   ARTICLE III

                                    COVENANTS

     Section 301. PERFORMANCE OF COVENANTS. The Board covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions set forth in this Fourth Supplemental Indenture and in all of its proceedings pertaining hereto. The Board covenants that it is duly authorized under the Constitution and laws of the State of Alabama, including particularly and without limitation the Act and authorized hereby and to execute this Fourth Supplemental Indenture, and the execution and delivery of this Fourth Supplemental Indenture has been duly and effectively taken.

                                   ARTICLE IV

                                    CONSENTS

     Section 401. TRUSTEE'S CONSENT. The Trustee hereby consents to the execution and delivery of this Fourth Supplemental Indenture and of the Fourth Amendment to Lease Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

     Section 501. NOTICES. All notices required by Section 14.03 of the Original Indenture should be sent to the Lessee at: MagneTek, Inc., 11150 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025, Attention: Sam Miley.

     IN WITNESS WHEREOF, The Industrial Development Board of the City of Huntsville has caused these presents to be signed in its name and behalf by the Chairman of its Board of Directors, and its corporate seal to be hereunto affixed and attested by its Secretary, this ____ day of October, 1993, and First Alabama Bank, has caused these presents to be signed in its name and on its behalf as Trustee by its duly authorized officer and its official seal to be affixed and the same to be attested,this _____ day of October, 1993, to evidence its consent to this Fourth Supplemental Indenture, this ____ day of October, 1993, all as effective of the 1st day of October, 1993.

                              THE INDUSTRIAL DEVELOPMENT BOARD
                              OF THE CITY OF HUNTSVILLE


                              By:_______________________________________
ATTEST:                       Its: Chairman

____________________________________

Its: Secretary
                              FIRST ALABAMA BANK, Trustee


                              By:_______________________________________
ATTEST:                       Its: ______________________________________

By: _________________________________
Its: _________________________________



                                     CONSENT

     First Alabama Bank, as Holder of 70% of the outstanding Series 1988 bonds as defined in the Indenture, and MagneTek, Inc., hereby consent to the above Fourth Supplemental Indenture.


                                   FIRST ALABAMA BANK,
                                    as Series 1988, Series 1993A and
                                    Series 1993B Bondholder


                                   By: ________________________________
                                   Its: ________________________________


                                   MAGNETEK, INC.

                                   By: ________________________________
                                   Its: ____________________________

STATE OF ALABAMA     )
                     )
MADISON COUNTY       )


     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that _________________________________, whose name as
Chairman of the Board of Directors of The Industrial Development Board of the City of Huntsville is signed to the foregoing Fourth Supplemental Indenture, and who is known to me, and known to be such officer, acknowledged before me on this day that being informed of the contents of said Fourth

Supplemental Indenture, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said Board.

     Given under my hand and official seal this the _______ day of October, 1993.


                                   ____________________________________
                                   Notary Public
                                   My commission expires ________________




STATE OF ALABAMA    )
                    )
MADISON COUNTY      )


     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that __________________________________, whose name as ______________________
of First Alabama Bank, a national banking association, is signed to the foregoing Fourth Supplemental Indenture, and who is known to me, and known to me to be such person, acknowledged before me on this day that, being informed of the contents of the said Fourth Supplemental Indenture, (s)he as such officer, and with full authority, executed the same voluntarily for and as the act of the said Bank.

   Given under my hand and official seal this the ________ day of October, 1993.


                                   ____________________________________
                                   Notary Public
                                   My commission expires ________________

                                    EXHIBIT "A"

                  TO THAT CERTAIN FOURTH SUPPLEMENTAL INDENTURE
                   DATED AS OF OCTOBER 1, 1993, BY AND BETWEEN
           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE
                             AND FIRST ALABAMA BANK,
                                   AS TRUSTEE
           __________________________________________________________


All that part of the northeast quarter of Section 17, Township 5 South, Range 2 West, Madison County, Alabama and particularly described as:

Commencing at the northeast corner of Lot 2, Block 1 of Gateway Industrial Park as recorded in Plat Book 19, Page 5 in the Office of the Judge of the Probate Court of Madison County, Alabama; thence S 01DEG.03'54" E along the west right-of-way line of Wall-Triana Highway and the east boundary of said Lot 2 a distance of 585.00 feet to the point of beginning; thence continue S0 1DEG.03'54" E along the said west right-of-way of Wall-Triana Highway a distance of 160.00 feet; thence northwesterly a distance of 78.54 feet along a curve to the left which has a radius of 50.00 feet and a chord bearing N 43DEG.56'06" W a distance of 70.71 feet; thence N 88DEG.56'06" W a distance of
955.00 feet to the beginning of a curve to the left; thence southwesterly a distance of 100.93 feet along said curve to the left which has a radius of
120.00 feet and a chord bearing S 66DEG.58'13" W a distance of 97.98 feet to the beginning of a curve to the right; thence a distance of 238.96 feet along said curve to the right which has a radius of 60.00 feet and a chord bearing
N 23DEG.01'47" W a distance of 109.54 feet; thence S 88DEG.56'06" E a distance of 1089.16 feet to the beginning of a curve to the left; thence northeasterly a distance of 78.54 feet along said curve to the left which has a radius of
50.00 feet and which has a chord bearing N 46DEG.03'54" E a distance of 70.71 feet to the point of beginning and containing 1.804 acres, more or less.

ALSO KNOWN AS:  East Gate Drive


                                       A-2